THIRD AMENDMENT TO SECOND amended and restated LOAN AND SECURITY AGREEMENT
This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, dated as of December __, 2015 (this “Amendment”), is entered into by and among THE PRIVATEBANK AND TRUST COMPANY (in its individual capacity, “PrivateBank”), as administrative agent for the lenders (the “Lenders”) party to the Loan Agreement (as defined below) (in such capacity, together with its successors and assigns, the “Administrative Agent”), the Lenders, and each of WESTMORELAND COAL COMPANY, a Delaware corporation (“Westmoreland Parent”), WESTMORELAND ENERGY LLC, a Delaware limited liability company (“Westmoreland Energy”), WESTMORELAND - NORTH CAROLINA POWER, L.L.C., a Virginia limited liability company (“Westmoreland NC”), WEI-ROANOKE VALLEY, INC., a Delaware corporation (“WEI”), WESTMORELAND - ROANOKE VALLEY, L.P., a Delaware limited partnership (“Westmoreland Roanoke”), WESTMORELAND PARTNERS, a Virginia general partnership (“Westmoreland Partners”), WESTMORELAND RESOURCES, INC., a Delaware corporation (“Westmoreland Resources”), WESTMORELAND COAL SALES COMPANY, INC., a Delaware corporation (“Coal Sales”), WRI PARTNERS, INC., a Delaware corporation (“WRI”), WCC LAND HOLDING COMPANY, INC., a Delaware corporation (“WCC”), WESTMORELAND CANADA LLC, a Delaware limited liability company (“WC LLC”), WESTMORELAND ENERGY SERVICES, INC., a Delaware corporation (“WES”), WESTMORELAND MINING LLC, a Delaware limited liability company (“WML”), WESTERN ENERGY COMPANY, a Montana corporation (“WECO”), TEXAS WESTMORELAND COAL CO., a Montana corporation (“TWCC”), WESTMORELAND SAVAGE CORPORATION, a Delaware corporation (“Savage”), DAKOTA WESTMORELAND CORPORATION, a Delaware corporation (“Dakota”), and BUCKINGHAM COAL COMPANY, LLC, an Ohio limited liability company (“Buckingham”; together with Westmoreland Parent, Westmoreland Energy, Westmoreland NC, WEI, Westmoreland Roanoke, Westmoreland Partners, Westmoreland Resources, Coal Sales, WRI, WCC, WC LLC, WES, WML, WECO, TWCC, Savage and Dakota, each a “US Borrower” and collectively, the “US Borrowers”), WESTMORELAND CANADIAN INVESTMENTS L.P., a limited partnership organized and existing under the laws of the Province of Quebec (“WC Investments”), WESTMORELAND CANADA HOLDINGS, INC., a corporation organized and existing under the laws of the Province of Alberta (“Westmoreland Canada”), WESTMORELAND PRAIRIE RESOURCES INC., a corporation organized and existing under the laws of the Province of Alberta (“WPR”), PRAIRIE MINES & ROYALTY ULC, an unlimited liability company organized under the laws of the Province of Alberta (“PMRL”), COAL VALLEY RESOURCES INC., a corporation organized and existing under the laws of the Province of Alberta (“CVRI”), PRAIRIE COAL LTD., a corporation organized and existing under the laws of the Province of Saskatchewan (“PCL”), WILLOWVAN MINING LTD., a corporation organized and existing under the laws of the Province of Saskatchewan (“Willowvan”), and POPLAR RIVER COAL MINING PARTNERSHIP, a partnership organized and existing under the laws of the Province of Saskatchewan (“PRC”; together with WC Investments, Westmoreland Canada, WPR, PMRL, CVRI, PCL and Willowvan, each a “Canadian Borrower” and collectively, the “Canadian Borrowers”), and WCC HOLDING B.V., a B.V. organized and existing under the laws of the Netherlands (“WCC BV”).
W I T N E S S E T H:
WHEREAS, the US Borrowers, the Canadian Borrowers, WCC B.V., the Administrative Agent and the Lenders entered into a certain Second Amended and Restated Loan and Security Agreement dated as of December 16, 2014, as amended by that certain Joinder and First Amendment to Second Amended and Restated Loan and Security Agreement dated March 26, 2015 and that certain Consent and Second

Amendment to Second Amended and Restated Loan and Security Agreement, dated as of May 29, 2015 (as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which the US Borrowers and the Canadian Borrowers established certain financing arrangements with the Lenders;
WHEREAS, pursuant to the agreements and other documents listed on Schedule 1 hereto, each of PCL, Willowvan and PRC are being dissolved and wound up into PMRL (the “Canadian Dissolution”) immediately prior to the PMRL Amalgamation (as defined below);
WHEREAS, pursuant to agreements and other documents listed on Schedule 2 hereto, CVRI is being amalgamated into PMRL, with PMRL being the surviving corporation (the “PMRL Amalgamation”);
WHEREAS, the Lenders are willing to consent to the Canadian Dissolution and revise the Loan Agreement subject to the Borrowers executing and delivering this Amendment to the Administrative Agent and the Lenders.
NOW, THEREFORE, for and in consideration of the premises and mutual agreements herein contained and for the purposes of setting forth the terms and conditions of this Amendment, the parties, intending to be bound, hereby agree as follows:
Section1Incorporation of the Loan Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Loan Agreement, and the Loan Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Loan Agreement or the other Loan Documents are inconsistent with the amendments set forth in Section 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect and its provisions shall be binding on the parties hereto.

Section2 Consent. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof: Notwithstanding Section 13.4 (Mergers, Sales, Acquisitions, Subsidiaries and Other Transactions Outside the Ordinary Course of Business) of the Loan Agreement, or any other conflicting term or condition contained in the Loan Documents, Lenders hereby consent to the Canadian Dissolution.

Section3 Amendments to the Loan Agreement. Subject to the terms and conditions hereof, the Loan Agreement is amended as follows:

(a)The definitions of the terms “Canadian Borrower”, “Canadian Borrowers” and “Canadian Loan Party” contained in the Loan Agreement are hereby amended to account for the PMRL Amalgamation and the Canadian Dissolution.

Section4 Effectiveness Conditions. The amendments and other agreements set forth herein shall be effective upon the satisfaction of all of the following conditions precedent, each to the satisfaction of the Administrative Agent in its sole discretion:

(a)Receipt by the Administrative Agent from each of the Lenders, the Administrative Agent and Borrowers, of a counterpart of this Amendment signed on behalf of such party;

(b)Receipt by the Administrative Agent of the documents, instruments, certificates and opinions identified on the Closing Checklist attached hereto as Exhibit A.

Section5 Representations and Warranties; No Default.

(a)The representations and warranties of the Borrowers set forth in Section 11 of the Loan Agreement shall be deemed made or remade, as applicable, by each Borrower as of the date hereof, and shall be true and correct in all material respects as of the date hereof after giving effect to the PMRL Amalgamation and the Canadian Dissolution, except to the extent that such representation or warranty expressly relates to a specified earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date.

(b)Each Borrower represents and warrants to the Administrative Agent and the Lenders that:

(i)The execution and delivery by such Borrower of this Amendment and the performance by it of the transactions herein contemplated (i) are and will be within its organizational powers, (ii) have been authorized by all necessary organizational action and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or contract to which such Borrower is a party or by which the property of such Borrower is bound, or be in violation of, result in a breach of, or constitute with due notice and/or lapse of time a default under any such indenture, agreement or contract, which contravention, violation or breach would reasonably be expected to have a Material Adverse Effect or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower (other than Permitted Liens); and

(ii)No Default or Event of Default has occurred and is continuing.

Section6 Affirmation. Except as specifically amended pursuant to the terms hereof, the Loan Agreement and the other Loan Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Borrowers. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, there are no claims, counterclaims, offsets or defenses arising out of or with respect to the Obligations. Each Borrower hereby confirms its existing grant to the Administrative Agent, for its benefit and the benefit of the Lenders, of a lien on and security interest in the Collateral. Each Borrower hereby reaffirms that all liens and security interests at any time granted by it to the Administrative Agent, for its benefit and the benefit of the Lenders, continue in full force and effect and secure and shall continue to secure the Obligations. Nothing herein contained is intended to in any manner impair or limit the validity, priority and extent of the Administrative Agent’s existing security interest in and liens upon the Collateral, after giving effect to the PMRL Amalgamation and the Canadian Dissolution. Any and all references to the Loan Agreement in each of the Loan Documents shall be deemed to refer to and include this Amendment.

Section7 Fees and Expenses. Each Borrower agrees to comply with Section 4.3.4 of the Loan Agreement, in connection with the evaluation, negotiation, preparation, execution and delivery of this Amendment. In addition to the foregoing, the Borrowers agree to pay to the Administrative Agent, for the pro-rata benefit of the Lenders, an amendment fee of $25,000 which shall be fully earned and non-refundable as of the date hereof.

Section8 Miscellaneous.

(a)Each Borrower hereby agrees to take all such actions and to execute and/or deliver to the Administrative Agent all such documents, assignments, financing statements and other documents as the Administrative Agent may reasonably require from time to time, to effectuate and implement the purposes of this Amendment and the other Loan Documents.

(b)This Amendment shall be binding on and shall inure to the benefit of the Borrowers, the Administrative Agent, the Lenders and their respective successors and (to the extent permitted under the Loan Agreement) assigns. No rights are intended to be created hereunder for the benefit of any third-party donee, creditor or incidental beneficiary.

(c)Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(d)The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(e)This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Execution and delivery by facsimile or other electronic transmission shall bind the undersigned. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof and shall be deemed an original signature hereunder.

(f)No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(g)The terms and conditions of this Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois excluding conflict of laws statutes or common law principles that would result in the application of laws other than the internal laws of the State of Illinois.

(h)EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS, BY THE EXECUTION OR ACCEPTANCE OF THIS AMENDMENT, WAIVES ITS AND THEIR RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL.

[SIGNATURE PAGES FOLLOW]

(Signature Page to Third Amendment to Second Amended and Restated Loan and Security Agreement)

IN WITNESS WHEREOF, the parties hereto have duly executed this Third Amendment to Second Amended and Restated Loan and Security Agreement as of the date first above written.

US BORROWERS:	WESTMORELAND COAL COMPANY, a Delaware corporation By: /s/ Jason William Veenstra Jason William Veenstra Chief Financial Officer and Treasurer
WESTMORELAND ENERGY LLC, a Delaware limited liability company By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND - NORTH CAROLINA POWER, L.L.C., a Virginia limited liability company By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WEI-ROANOKE VALLEY, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND - ROANOKE VALLEY, L.P., a Delaware limited partnership By: WEI-Roanoke Valley, Inc., its general partner By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary

US BORROWERS:
WESTMORELAND PARTNERS, a Virginia general partnership
By: Westmoreland-Roanoke Valley, L.P.,
        its general partner

By: WEI-Roanoke Valley, Inc.,
        its general partner
By: /s/ Samuel N. Hagreen
           Samuel N. Hagreen
           Secretary

By: Westmoreland-North Carolina Power, L.L.C., its general partner
By: /s/ Samuel N. Hagreen
     Samuel N. Hagreen
     Secretary

WESTMORELAND RESOURCES, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND COAL SALES COMPANY, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WRI PARTNERS, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
US BORROWERS:	WCC LAND HOLDING COMPANY, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND CANADA LLC, a Delaware limited liability company By: /s/ Jason William Veenstra Jason William Veenstra President and Treasurer

WESTMORELAND ENERGY SERVICES, INC., a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTMORELAND MINING LLC, a Delaware limited liability company By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
WESTERN ENERGY COMPANY, a Montana corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
TEXAS WESTMORELAND COAL CO., a Montana corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
US BORROWERS:	WESTMORELAND SAVAGE CORPORATION, a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
DAKOTA WESTMORELAND CORPORATION, a Delaware corporation By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary
BUCKINGHAM COAL COMPANY, LLC, an Ohio limited liability company By: /s/ Samuel N. Hagreen Samuel N. Hagreen Secretary

CANADIAN BORROWERS:
WESTMORELAND CANADIAN INVESTMENTS, L.P., a limited partnership organized and existing under the laws of the Province of Quebec
By: Westmoreland Canada LLC,
          its general partner
By: /s/ Jason William Veenstra
     Jason William Veenstra
     President and Treasurer

WESTMORELAND CANADA HOLDINGS, INC., a corporation organized and existing under the laws of the Province of Alberta
By: /s/ Jason William Veenstra
Jason William Veenstra
Vice President of Finance and Treasurer

CANADIAN BORROWERS:
WESTMORELAND PRAIRIE RESOURCES INC., a corporation organized and existing under the laws of the Province of Alberta
By: /s/ Jason William Veenstra
Jason William Veenstra
Vice President of Finance and Treasurer

PRAIRIE MINES & ROYALTY ULC, an unlimited liability company organized under the laws of the Province of Alberta
By: /s/ Jason William Veenstra
Jason William Veenstra
Vice President of Finance and Treasurer

COAL VALLEY RESOURCES INC., a corporation organized and existing under the laws of the Province of Alberta By: /s/ Jason William Veenstra Jason William Veenstra Vice President of Finance and Treasurer
PRAIRIE COAL LTD., a corporation organized and existing under the laws of the Province of Saskatchewan By: /s/ Jason William Veenstra Jason William Veenstra Vice President of Finance and Treasurer

WILLOWVAN MINING LTD., a corporation organized and existing under the laws of the Province of Saskatchewan By: /s/ Jason William Veenstra Jason William Veenstra Vice President of Finance and Treasurer

POPLAR RIVER COAL MINING PARTNERSHIP, a partnership organized and existing under the laws of the Province of Saskatchewan
By: Prairie Mines & Royalty ULC,
        its partner
By: /s/ Jason William Veenstra
Jason William Veenstra
Vice President of Finance and Treasurer

WCC BV:
WCC HOLDING B.V., a B.V. organized and existing under the laws of the Netherlands
By: /s/ Jason William Veenstra
Jason William Veenstra
Managing Director A

By: /s/ R.H.W Funnekotter
R.H.W Funnekotter
Managing Director B

ADMINISTRATIVE AGENT AND A LENDER:	THE PRIVATEBANK AND TRUST COMPANY By: /s/ Douglas Colletti Douglas Colletti Managing Director

(Signature Page to Third Amendment to Second Amended and Restated Loan and Security Agreement)

LENDER:	BANK OF THE WEST By: /s/ Mark Sunderland Mark Sunderland Vice President

EXHIBIT A
Closing Checklist
(See attached)SCHEDULE 1

Canadian Dissolution Documents

1.	Partnership Dissolution Agreement

2.Articles of Dissolution - PCL

3.Winding-Up Agreement PCL

4.Articles of Dissolution - Willowvan

5.Winding-Up Agreement Willowvan

SCHEDULE 2
Canadian Dissolution Documents

6.	Directors Resolutions of CVRI

7.Directors Resolutions of PMRU

8.Articles of Amalgamation